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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported):  September 27, 2002

                    Exact Name of Registrant as Specified
                   in Charter; State or Other Jurisdiction       (IRS Employer
(Commission        of Incorporation; Address of Principal        Identification
File Number)  Executive Offices; Registrant's Telephone Number         No.)
------------  ------------------------------------------------   --------------

1-14507              Boston Celtics Limited Partnership            04-3416346
                      (a Delaware limited partnership)
              151 Merrimac Street, Boston, Massachusetts 02114
                               (617) 523-6050

1-9324              Boston Celtics Limited Partnership II          04-2936516
                      (a Delaware limited partnership)
              151 Merrimac Street, Boston, Massachusetts 02114
                               (617) 523-6050

                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

      On September 27, 2002, Celtics Basketball, L.P. ("Celtics
Basketball") entered into an Asset Purchase and Sale Agreement (the "Asset Purchase Agreement") with Lake Carnegie, LLC, ("Lake Carnegie") pursuant to which Lake Carnegie will pay to Celtics Basketball (a 48.3% owned, indirect subsidiary of Boston Celtics Limited Partnership ("BCLP")) an aggregate amount of $360 million in cash consideration for all assets relating to the Boston Celtics (of which $50 million will be used to repay outstanding bank borrowings of Celtics Basketball) and Lake Carnegie will assume all operating liabilities relating to the Boston Celtics basketball team. The transaction is subject to National Basketball Association approval and customary closing conditions. In the event that the transaction is not consummated on or before November 30, 2002, Celtics Basketball is limited to recovering $5 million in liquidated damages from Lake Carnegie. Lake Carnegie may extend the closing date to December 31, 2002, and, subject to certain conditions, further extend the closing date to January 31, 2003; if the closing date is so extended and the transaction is not consummated on or before the extended closing date, Celtics Basketball is limited to recovering $7.5 million in liquidated damages from Lake Carnegie.

      The Asset Purchase Agreement is attached as an exhibit to this Form 8-K and is incorporated by reference herein. The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

      The press releases issued by BCLP in connection with the execution of the Asset Purchase Agreement are attached as exhibits to this Form 8-K and are incorporated herein by reference.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

      (c)   Exhibits

      Exhibit      Description
      -------      -----------

        2.1 Asset Purchase and Sale Agreement, dated as of September 27, 2002, by and between Boston Celtics, L.P. and Lake Carnegie, LLC.

       99.1        Press Release, dated September 27, 2002.

       99.2        Press Release, dated October 7, 2002.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BOSTON CELTICS LIMITED PARTNERSHIP

                                       By:   BCLP GP, Inc., General Partner
                                             ------------------------------

Date:  October 7, 2002                 By:   /s/   Richard G. Pond
                                             ------------------------------
                                             Richard G. Pond
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Chief Accounting Officer*

*   Title indicates position with BCLP GP, Inc.

EXHIBIT INDEX

Exhibit      Description
-------      -----------

   2.1 Asset Purchase and Sale Agreement, dated as of September 27, 2002, by and between Boston Celtics, L.P. and Lake Carnegie, LLC.

  99.1       Press Release, dated September 27, 2002.

  99.2       Press Release, dated October 7, 2002.


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